SUPPLEMENT
DATED FEBRUARY 27, 2008
TO THE
MLIG VARIABLE INSURANCE TRUST PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 1, 2007

Roszel/Lord Abbett Affiliated Portfolio
Roszel/Lord Abbett Large Cap Value Portfolio

Effective immediately, Sholom Dinsky will no longer participate in the management of the Portfolios as a portfolio manager. All references in both the prospectus and the SAI to Mr. Dinsky should be deleted. Eli M. Salzmann will continue in his current role as portfolio manager for both Portfolios.

There will be no changes in either Portfolio’s investment objective or policies as a result of, or in connection with, the portfolio manager change.

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Please retain this supplement with your Prospectus, SAI, and any previous supplements for future reference.